TrueShares Structured Outcome (August) ETF
Schedule of Investments
as of March 31, 2024 (Unaudited)

PURCHASED OPTIONS - 12.2%(a)(b)	Notional Amount	Contracts	Value
Call Options - 12.2%			$–
SPDR S&P 500 ETF, Expiration: 07/31/2024; Exercise Price: $457.79	$13,495,206	258	$1,940,753
TOTAL PURCHASED OPTIONS (Cost $1,003,357)			$1,940,753

SHORT-TERM INVESTMENTS - 88.2%
Money Market Funds - 0.0%(c)		Shares
First American Treasury Obligations Fund - Class X, 5.22%(d)		7,041	7,041
U.S. Treasury Bills - 88.2%		Par
5.31%, 07/11/2024(e)		$14,284,000	14,078,017
TOTAL SHORT-TERM INVESTMENTS (Cost $14,086,960)			14,085,058

TOTAL INVESTMENTS - 100.4% (Cost $15,090,317)			$16,025,811
Liabilities in Excess of Other Assets - (0.4)%			(50,217)
TOTAL NET ASSETS - 100.0%			$15,975,594

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	Represents less than 0.05% of net assets.
(d)	The rate shown represents the 7-day effective yield as of March 31, 2024.
(e)	The rate shown is the effective yield as of March 31, 2024.

TrueShares Structured Outcome (August) ETF
Schedule of Options Written
as of March 31, 2024 (Unaudited)

OPTIONS WRITTEN - (0.3)% (a)(b)	Notional Amount	Contracts	Value
Put Options - (0.3)%
SPDR S&P 500 ETF, Expiration: 07/31/2024; Exercise Price: $412.01	$18,150,529	347	$41,175
TOTAL OPTIONS WRITTEN (Premiums received $401,941)			$41,175

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

TrueShares Structured Outcome (August) ETF
	Level 1	Level 2	Level 3	Total
Assets:
Purchased Options	$–	$1,940,753	$–	$1,940,753
Money Market Funds	7,041	–	–	7,041
U.S. Treasury Bills	–	14,078,017	–	14,078,017
Total Assets	$7,041	$16,018,770	$–	$16,025,811

Liabilities:
Options Written	$–	$41,175	$–	$41,175
Total Liabilities	$–	$41,175	$–	$41,175

Refer to the Schedule of Investments for industry classifications.